Note 5 - Borrowing Facility	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Text Block]
5.	Borrowing facility

On December 21, 2011, the Company signed an agreement with Silicon Valley Bank (“SVB”) for a term loan facility (the “loan”) of up to $3,051,000 (US$3,000,000). On September 24, 2012 the loan was amended to extend the deadline for any draw down on the facility from September 30, 2012 to December 31, 2012.  The loan would have matured on September 1, 2015 and would have carried fixed interest rate of 8% annually. The Company did not draw down on the loan and the facility has now expired.

In part payment for establishing the loan, the Company issued SVB 54,545 common share purchase warrants with an exercise price of $1.65 and an expiration date of December 21, 2018. On the date of issuance, the Black-Scholes aggregate value of the 54,545 warrants was $35,004 and is based on an assumed risk-free interest rate of 1.48%, volatility of 40%, a zero dividend yield and an expected life of 7 years. The fair value of the warrants at issuance was recorded as a liability.

At December 31, 2011, the Black-Scholes value of the warrants was $35,004, based on an assumed risk-free interest rate of 1.51%, volatility of 40%, a zero dividend yield and an expected life of 6.98 years.

The 54,545 warrants were exercised by SVB during the year ended December 31, 2012 (note 6 (d)).

The legal and professional costs of establishing the loan of $70,095 and the initial fair value of the warrants of $35,004 are included in general and administrative expenses in the year ended December 31, 2011.